UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 19, 2022
JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-49728		87-0617894
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

27-01 Queens Plaza North	Long Island City	New York	11101
(Address of principal executive offices)			(Zip Code)
(718) 286-7900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	JBLU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of the Company's stockholders was held on May 19, 2022 (the "Annual Meeting"). There were 320,789,028 shares of common stock entitled to be voted, and 276,718,906 shares present in person or represented by proxy at the Annual Meeting. The stockholders of the Company voted on four items:

1.To elect ten directors named in the proxy statement;

2.To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

4.To vote on a stockholder proposal to reduce the special meeting threshold, if properly presented at the Annual Meeting.

The results are as follows:

1.The nominees for director received the following votes:

NAME	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
B. Ben Baldanza	198,281,597	24,687,014	304,447	53,445,848
Peter Boneparth	187,471,781	35,500,949	300,328	53,445,848
Monte Ford	198,209,083	24,760,564	303,411	53,445,848
Robin Hayes	198,580,067	24,432,443	260,548	53,445,848
Ellen Jewett	196,839,617	26,149,151	284,290	53,445,848
Robert Leduc	198,282,247	24,681,336	309,475	53,445,848
Teri McClure	187,892,776	35,079,999	300,283	53,445,848
Sarah Robb O'Hagan	198,569,832	24,404,232	298,994	53,445,848
Vivek Sharma	198,160,627	24,801,525	310,906	53,445,848
Thomas Winkelmann	197,138,152	25,834,979	299,927	53,445,848

2.The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers received the following votes:

Votes For	203,103,187
Votes Against	19,789,151
Abstentions	380,720
Broker non-votes	53,445,848

3.The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2022 received the following votes:

Votes For	269,005,421
Votes Against	7,127,272
Abstentions	586,213

There were no broker non-votes for this item.

4.The stockholder proposal to reduce the special meeting threshold received the following votes:

Votes For	86,858,457
Votes Against	135,842,107
Abstentions	572,494
Broker non-votes	53,445,848

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION
(Registrant)

Date:	May 23, 2022	By:	/s/ Al Spencer
Al Spencer
Vice President, Controller and Principal Accounting Officer